UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 27, 2009

DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	0-5423	59-1277135
(State or other jurisdiction)	(Commission file number)	(I.R.S. employer
of incorporation)		identification no.)

11770 U.S. Highway One, Suite 101
  Palm Beach Gardens, Florida  33408
    (Address of principal executive offices) (Zip Code)

(561) 627-7171
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 27, 2009, Ms. Lisa Aliperta will no longer serve as Dycom’s Chief Accounting Officer.  Ms. Aliperta will remain as an employee of the Company for a transition period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   July 31, 2009

DYCOM INDUSTRIES, INC. (Registrant)

By:	\s\ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Senior Vice President and
Chief Financial Officer